Filed under Rule 497(k)
Registration No. 333-11283

SunAmerica Series, Inc.

AIG Active Allocation Fund (the “Fund”)

Supplement dated November 3, 2017, to the Fund’s

Summary Prospectus dated February 28, 2017, as supplemented and amended to date

In the section entitled “Investment Adviser,” the section “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Douglas Loeffler, CFA	2015	Senior Portfolio Manager, Senior Vice President at SunAmerica
Manisha Singh, CFA	2017	Co-Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_AAFSP_2-17